UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: June 28, 2005

CLINICAL INTELLIGENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                333-110128                                    84-1585421
(State or other jurisdiction                       (Commission                                   (IRS Employer
of Incorporation)                                     File Number)                                  Identification No.)

1629 York Street, Suite 102, Denver, Colorado 80206
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303)-388-8586

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4©) under the Exchange Act (17CFR 240.13e-4©))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                (A)(1) The registrant has accepted the resignations of Robert Side, President and Director, and John Pither, Chairman and Director.

                (i) Effective with the filing of this Form 8-K.

                (iii) Mr. Side has determined that his other business endeavors do not permit the time necessary to serve as an officer and director of the company. Mr. Pither has determined that his other business endeavors do not permit the time necessary to serve as an officer and director of the company.

                (B)   The Board of Directors have appointed Mr. Gerald H. Trumbule, currently the company’s Treasurer and a Director, to fill the positions of President, Treasurer,  and Chairman.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                CLINICAL INTELLIGENCE, INC.
                                                                                                                (Registrant)

Date: December 16,  2004

                                                                                                ___/s/ Edward H. Hawkins_______________
                                                                                                Edward H. Hawkins, Secretary and Director